Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Three Months Ended March 31, 2011 and 2010

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Components of Minimum Rents and Other Revenue	Page 2
Components of Other Operating Expenses	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 6
EBITDA, Operating Ratios and Earnings Per Share	Page 7

Balance Sheet Data:
Consolidated Balance Sheets	Page 8
Market Capitalization and Debt Covenant Requirements	Page 9
Consolidated Debt Schedule	Page 10
Total Debt Maturities Schedule (Wholly-owned and Pro-Rata Share of Joint Venture Debt)	Page 11
Joint Venture Debt Maturity Schedule	Page 12

Operational Data:
Occupancy Statistics	Page 13
Leasing Results and Re-leasing Spreads	Page 14
Mall Portfolio Statistics by Asset Category	Page 15
Summary of Significant Tenants	Page 16
Top 10 Regional Mall Tenants	Page 17
Lease Expiration Schedule	Page 18

Development Activity:
Capital Expenditures	Page 19
Scottsdale Quarter Update	Page 20

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended March 31,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 2)	$40,225	$-	$40,225	$47,356	$(45)	$47,311
Percentage rents	1,333	-	1,333	857	-	857
Tenant reimbursements	19,329	-	19,329	22,869	-	22,869
Other (see components on page 2)	5,134	-	5,134	4,685	64	4,749
Total Revenues	66,021	-	66,021	75,767	19	75,786

Expenses:
Property operating expenses	(14,659)	-	(14,659)	(16,722)	2	(16,720)
Real estate taxes	(7,578)	(1)	(7,579)	(8,831)	(1)	(8,832)
Total recoverable expenses	(22,237)	(1)	(22,238)	(25,553)	1	(25,552)
Provision for doubtful accounts	(1,074)	-	(1,074)	(1,406)	-	(1,406)
Other operating expenses (see components on page 3)	(2,725)	(54)	(2,779)	(2,841)	(71)	(2,912)
Real estate depreciation and amortization	(16,145)	-	(16,145)	(19,697)	-	(19,697)
Non-real estate depreciation and amortization	(522)	-	(522)	(504)	-	(504)
General and administrative	(4,984)	(1)	(4,985)	(4,889)	-	(4,889)
Total Expenses	(47,687)	(56)	(47,743)	(54,890)	(70)	(54,960)

Operating Income	18,334	(56)	18,278	20,877	(51)	20,826

Interest income	330	1	331	275	-	275
Interest expense	(16,737)	-	(16,737)	(20,077)	-	(20,077)
Loan fee amortization	(2,159)	-	(2,159)	(979)	-	(979)
Equity in income (loss) of unconsolidated real estate entities, net	265	-	265	(424)	-	(424)
Income (loss) from continuing operations	33	(55)	(22)	(328)	(51)	(379)
Discontinued Operations:
Loss on disposition of property	-	-	-	(215)	-	(215)
Loss from operations	(55)	55	-	(51)	51	-
Net loss	(22)	-	(22)	(594)	-	(594)
Allocation to noncontrolling interest	182	-	182	1,306	-	1,306

Net income attributable to Glimcher Realty Trust	160	-	160	712	-	712
Preferred stock dividends	(6,137)	-	(6,137)	(4,359)	-	(4,359)
Net loss to common shareholders	$(5,977)	$-	$(5,977)	$(3,647)	$-	$(3,647)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended March 31,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$39,483	$-	$39,483	$46,753	$(45)	$46,708
Termination income	8	-	8	666	-	666
Straight-line rents	734	-	734	(63)	-	(63)
Total Minimum Rents	$40,225	$-	$40,225	$47,356	$(45)	$47,311

Components of Other Revenue:
Fee and service income	$2,065	$-	$2,065	$604	$-	$604
Specialty leasing and sponsorship income	2,028	-	2,028	2,248	-	2,248
Other (1)	1,041	-	1,041	1,833	64	1,897
Total Other Revenue	$5,134	$-	$5,134	$4,685	$64	$4,749

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Included in the three months ended March 31, 2010 is a $547 gain on the sale of a 60% interest in both Lloyd Center and Westshore Plaza. This gain is excluded in the computation of FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended March 31,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$1,035	$-	$1,035	$203	$-	$203
Discontinued development write-offs	-	-	-	226	-	226
Specialty leasing costs	481	-	481	417	-	417
Other	1,209	54	1,263	1,995	71	2,066
Total Other Operating Expenses	$2,725	$54	$2,779	$2,841	$71	$2,912

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended March 31, 2011		For the Three Months Ended March 31, 2010
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$30,900	$10,985	$7,898	$4,011
Operating expenses	(14,975)	(5,232)	(4,549)	(2,327)
Net operating income	15,925	5,753	3,349	1,684
Depreciation and amortization	(9,447)	(3,247)	(2,293)	(1,166)
Other (expenses) income, net	(99)	(36)	8	4
Interest expense, net	(6,148)	(2,201)	(1,858)	(942)
Net income (loss)	231	269	(794)	(420)
Preferred dividend	(8)	(4)	(8)	(4)
Net income (loss) to partnership	$223	$265	$(802)	$(424)

GPLP's share of income (loss) from investment in unconsolidated entites	$265		$(424)

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2011	2010
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net loss to common shareholders	$(5,977)	$(3,647)	$(6,910)	$(4,603)	$(1,223)	$(16,383)
Real estate depreciation and amortization	16,145	19,697	15,841	15,620	16,390	67,548
Partners share of consolidated joint venture depreciation	-	(350)	(410)	(484)	(93)	(1,337)
Equity in (income) loss of unconsolidated entities	(265)	424	(56)	70	(469)	(31)
Pro-rata share of unconsolidated entities funds from operations	3,484	723	2,589	2,533	3,486	9,331
Noncontrolling interest in operating partnership	(182)	(160)	(298)	(179)	(54)	(691)
Gain on disposition of properties, net	-	(332)	-	-	-	(332)
FFO	$13,205	$16,355	$10,756	$12,957	$18,037	$58,105

Adjusted Funds from Operations:
FFO	$13,205	$16,355	$10,756	$12,957	$18,037	$58,105
Add back: swap termination fees	819	-	-	-	-	-
Add back: related deferred fees and defeasance charges	729	-	1,070	-	-	1,070
Adjusted Funds from Operations	$14,753	$16,355	$11,826	$12,957	$18,037	$59,175

Weighted average common shares outstanding - diluted (1)	101,562	71,958	72,225	83,235	88,360	78,997

FFO per diluted share	$0.13	$0.23	$0.15	$0.16	$0.20	$0.74
Adjustments: write-off of deferred loan fees, defeasance charges and swap termination fees	0.02	-	0.01	-	-	0.01
Adjusted FFO per diluted share	$0.15	$0.23	$0.16	$0.16	$0.20	$0.75

	2011	2010
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	68.8%	44.0%	61.1%	64.2%	49.0%	53.4%

	2011	2010
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties
Deferred leasing costs	$1,088	$1,034	$1,274	$898	$971	$4,177
Straight-line adjustment as an increase (decrease) to FFO	$734	$(334)	$(106)	$129	$125	$(186)
Fair value of debt amortized as an (increase) reduction to interest expense	$(65)	$113	$(66)	$(65)	$(65)	$(83)
Intangible and inducement amortization as a net (decrease) increase to base rents	$(53)	$135	$74	$51	$(44)	$216
Discontinued development write-off's	$-	$227	$3	$-	$11	$241

(1) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2011	2010
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$223	$(802)	$393	$91	$359	$41
Real estate depreciation and amortization	9,388	2,256	5,695	5,891	8,221	22,063
FFO	$9,611	$1,454	$6,088	$5,982	$8,580	$22,104

Pro-rata share of unconsolidated entities funds from operations	$3,484	$723	$2,589	$2,533	$3,486	$9,331

	2011	2010
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities)
Straight-line adjustment as an increase (decrease) to base rent	$104	$19	$(67)	$(39)	$35	$(52)
Intangible amortization as an increase to minimum rents	$340	$191	$325	$233	$310	$1,059
Straight line adjustment - ground lease expense	$(124)	$-	$-	$-	$(81)	$(81)
Loan fee amortization	$(77)	$(93)	$(91)	$(61)	$(72)	$(317)

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2011	2010
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$160	$712	$(1,307)	$1,534	$4,914	$5,853
Interest expense (continuing and discontinued operations)	16,737	20,077	18,124	16,860	17,285	72,346
Loan fee amortization (continuing and discontinued operations)	2,159	979	1,995	1,636	1,878	6,488
Taxes (continuing and discontinued operations)	266	449	497	588	377	1,911
Depreciation and amortization (continuing and discontinued operations)	16,667	20,201	16,359	16,172	16,811	69,543
EBITDA	35,989	42,418	35,668	36,790	41,265	156,141
Allocation to noncontrolling interest	(182)	(1,306)	(1,679)	(2,053)	(435)	(5,473)
EBITDA related to pro-rata share of unconsolidated entities, net	5,488	2,107	4,491	4,455	5,360	16,413
Gain on disposition of properties, net	-	(332)	-	-	-	(332)
Adjusted EBITDA	$41,295	$42,887	$38,480	$39,192	$46,190	$166,749

Operating Ratios:
General and administrative / total revenues	7.6%	6.5%	7.5%	7.2%	7.4%	7.1%
Tenant reimbursements / (real estate taxes + property operating expenses)	86.9%	89.5%	90.3%	88.4%	88.0%	89.0%

Earnings per Share:
Weighted average common shares outstanding - basic	98,234	68,782	68,926	79,967	85,050	75,738
Weighted average common shares outstanding - diluted	101,220	71,768	71,912	82,953	88,036	78,724

Loss per share - basic	$(0.06)	$(0.05)	$(0.10)	$(0.06)	$(0.01)	$(0.22)

Loss per share - diluted	$(0.06)	$(0.05)	$(0.10)	$(0.06)	$(0.01)	$(0.22)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2011	2010
	Mar. 31	Dec. 31
Assets:
Land	$258,133	$250,408
Buildings, improvements and equipment	1,676,961	1,657,154
Developments in progress	199,673	210,797
	2,134,767	2,118,359
Less accumulated depreciation	601,729	588,351
Property and equipment, net	1,533,038	1,530,008

Deferred leasing costs, net	20,009	19,997
Investment in and advances to unconsolidated real estate entities	136,763	138,194
Investment in real estate, net	1,689,810	1,688,199

Cash and cash equivalents	7,200	9,245
Restricted cash	14,886	17,037
Tenant accounts receivable, net	20,729	25,342
Deferred expenses, net	15,251	14,828
Prepaid and other assets	39,758	37,697
Total Assets	$1,787,634	$1,792,348

Liabilities and Equity:
Mortgage notes payable	$1,140,644	$1,243,759
Notes payable	156,052	153,553
Accounts payable and accrued expenses	39,798	48,328
Distributions payable	16,425	14,941
Total Liabilities	1,352,919	1,460,581

Equity:
Series F cumulative preferred shares	60,000	60,000
Series G cumulative preferred shares	222,074	222,074
Common shares of beneficial interest	999	851
Additional paid-in capital	877,682	763,951
Distributions in excess of accumulated earnings	(734,495)	(718,529)
Accumulated other comprehensive loss	(1,363)	(3,707)
Total Glimcher Realty Trust Shareholders' Equity	424,897	324,640
Noncontrolling interest	9,818	7,127
Total equity	434,715	331,767
Total Liabilities and Equity	$1,787,634	$1,792,348

MARKET CAPITALIZATION and DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2011	2010
	3 mos	3 mos	3 mos	3 mos	3 mos
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31

Share price (end of period)	$9.25	$5.07	$5.98	$6.15	$8.40

Market Capitalization Ratio:
Common shares outstanding	99,895	68,914	68,937	85,044	85,053
Operating partnership units outstanding	2,986	2,986	2,986	2,986	2,986
Total common shares and units outstanding at end of period	102,881	71,900	71,923	88,030	88,039

Valuation - Common shares and operating partnership units outstanding	$951,649	$364,533	$430,100	$541,385	$739,528
Preferred shares	282,074	210,000	282,174	282,174	282,074
Total wholly-owned debt (end of period)	1,296,696	1,238,091	1,185,211	1,207,974	1,397,312
Total market capitalization	$2,530,419	$1,812,624	$1,897,485	$2,031,533	$2,418,914

Debt / Market capitalization	51.2%	68.3%	62.5%	59.5%	57.8%
Debt / Market capitalization including pro-rata share of joint ventures	54.1%	71.3%	65.9%	62.9%	60.4%

	Facility		2011
Credit Facility Debt Covenant Requirements:(1)	Requirements		Mar. 31
Maximum Corporate Debt to Total Asset Value	65.0%		55.3%
Minimum Interest Coverage Ratio	1.75	x	2.18	x
Minimum Fixed Charge Coverage Ratio	1.35	x	1.43	x
Maximum Recourse Debt	15.0%		4.5%

(1) Requirements per the covenants in place from our credit facility as of March 31, 2011.

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Mar. 31,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Initial/Final
Fixed Rate	2011	2010	2011	2010	Terms	Terms	at Maturity	Maturity
Scottsdale Quarter	$138,179	$138,179	5.94%	5.94%	(g)	(b)	$138,179	May 29, 2011
Ashland Town Center	22,233	22,413	7.25%	7.25%		(a)	$21,817	November 1, 2011
Scottsdale Phase III Land (Senior Loan)	12,500	12,500	5.50%	5.50%		(b)	$12,500	November 5, 2011
Dayton Mall	51,469	51,789	8.27%	8.27%	(h)	(a)	$49,864	(d)
Scottsdale Phase III Land (Junior Loan)	3,500	3,500	6.00%	6.00%		(b)	$3,500	October 15, 2012
Polaris Fashion Place	130,819	131,581	5.24%	5.24%		(a)	$124,572	April 11, 2013
Jersey Gardens	146,306	147,138	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	101,162	101,709	5.45%	5.45%		(a)	$92,762	November 1, 2014
Supermall of the Great Northwest	55,210	55,518	7.54%	7.54%	(h)	(a)	$49,969	(e)
Merritt Square Mall	56,619	56,815	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	69,579	69,838	4.91%	4.91%		(a)	$64,577	October 1, 2015
River Valley Mall	48,606	48,784	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	41,810	41,958	5.87%	5.87%		(a)	$38,057	December 11, 2016
Polaris Towne Center	45,589	45,680	6.76%	6.76%		(a)	$39,934	April 1, 2020
The Mall at Johnson City	54,558	54,706	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	44,662	44,799	6.05%	6.05%		(a)	$38,307	July 6, 2020
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,101,801	1,105,907
Variable Rate
Colonial Park Mall	40,000	40,000	3.54%	3.54%	(f)	(b)	$40,000	April 23, 2012

Other
Fair Value Adjustment - Merritt Square Mall	(1,157)	(1,223)
Extinguished Debt	-	99,075		(i)

Total Mortgage Notes Payable	$1,140,644	$1,243,759

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires semi-annual payments of interest.
(d)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(f)	Interest rate of LIBOR plus 300 basis points. $30 million has been fixed through a swap agreement at a rate of 3.64% at December 31, 2010 and March 31, 2011.
(g)	Interest rate of LIBOR plus 200 basis points fixed through a swap agreement at a rate of 5.94% at December 31, 2010 and March 31, 2011.
(h)	Interest rate escalates after optional prepayment date.
(i)	Interest rates ranging from 3.76% to 6.02% at December 31, 2010.

TOTAL DEBT MATURITIES SCHEDULE (Wholly-owned and Pro-Rata Share of Joint Venture Debt)
(dollars in thousands)

	Initial	Extension	Interest	Balance	Principal Payments - Assumes Exercise of Extension Options (c)
Description	Maturity	Option	Rate	3/31/2011	2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties
Scottsdale Quarter (a)	05/2011	05/2013	5.94%	$138,179	$-	$-	$138,179
Ashland Town Center	11/2011		7.25%	22,233	22,233
Scottsdale Phase III Land (Senior Loan)	11/2011	11/2012	5.50%	12,500	-	12,500
Colonial Park Mall (d)	04/2012	04/2013	3.54%	40,000	-	-	40,000
Dayton Mall	07/2012		8.27%	51,469	940	50,529
Scottsdale Phase III Land (Junior Loan)	10/2012		6.00%	3,500	-	3,500
Polaris Fashion Place	04/2013		5.24%	130,819	2,250	3,155	125,414
Jersey Gardens	06/2014		4.83%	146,306	2,460	3,437	3,629	$136,780
The Mall at Fairfield Commons	11/2014		5.45%	101,162	1,612	2,265	2,409	94,876
Supermall of the Great Northwest	02/2015		7.54%	55,210	900	1,292	1,406	1,517	$50,095
Merritt Square Mall	09/2015		5.35%	56,619	561	786	842	889	53,541
Scottsdale Quarter Fee Interest	10/2015		4.91%	69,579	750	1,052	1,115	1,171	65,491
River Valley Mall	01/2016		5.65%	48,606	509	719	768	815	863	$44,932
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	-	60,000
Eastland Mall	12/2016		5.87%	41,810	421	597	641	680	722	38,749
Polaris Towne Center	04/2020		6.76%	45,589	341	489	533	571	611	646	$42,398
The Mall at Johnson City	05/2020		6.76%	54,558	405	581	633	677	726	766	50,770
Grand Central Mall	07/2020		6.05%	44,662	385	547	589	626	665	700	41,150
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	-	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(1,157)	(198)	(264)	(264)	(264)	(167)

Subtotal (b)				1,140,644	33,569	81,185	315,894	238,338	172,547	145,793	153,318

Credit Facility	12/2011	12/2013	4.31%	156,052	-	-	156,052

Total Wholly Owned Maturities				$1,296,696	$33,569	$81,185	$471,946	$238,338	$172,547	$145,793	$153,318

Total Joint Venture Maturities (pro-rata share)				$159,963	$19,026	$58,663	$47,360	$536	$34,378	$-	$-

Total Wholly Owned and Joint Venture Maturities				$1,456,659	$52,595	$139,848	$519,306	$238,874	$206,925	$145,793	$153,318

(a) Interest rate is fixed through an interest rate swap agreement.
(b) Weighted Average interest rate for the fixed rate mortgage debt was 5.9% as of March 31, 2011 with an initial weighted average maturity of 3.9 years when considering available extension options.
(c) Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.
(d) $30 million of the loan has been fixed through an interest rate swap agreement and the remaining $10 million incurs interest at a rate of LIBOR plus 300 basis points.

JOINT VENTURE DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan	Final	Extension	Balance	Principal Payments - Assumes Exercise of Extension Options (e)
Description	3/31/2011	Terms	Maturity	Options	3/31/2011	2011	2012	2013	2014	2015

Fixed Rate Mortgages
Puente Hills Mall	3.17%	(a)	June 1, 2011	June 1, 2012	$44,660	$358	$44,302
Westshore Plaza	5.09%		September 9, 2012		87,706	1,496	86,210
Lloyd Center	5.42%		June 11, 2013		123,074	2,032	2,856	$118,186
Pearlridge Center	4.60%	(b)	November 1, 2015		175,000	-	-	431	$2,681	$171,888
Total Fixed Rate Mortgages					430,440	3,886	133,368	118,617	2,681	171,888

Variable Rate Mortgages
Tulsa Promenade	5.25%	(c)	April 14, 2011	(f)	29,043	29,043	-	-	-	-
Surprise Town Square	5.50%	(d)	October 1, 2011		4,653	4,653	-	-	-	-
Total Variable Rate Mortgages					33,696	33,696	-	-	-	-

Total Joint Venture Mortgages					$464,136	$37,582	$133,368	$118,617	$2,681	$171,888

Joint Venture Debt (Pro Rata Share)					$159,963	$19,026	$58,663	$47,360	$536	$34,378

(a) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of principal and interest. The interest rate is fixed with a swap.
(b) The loan requires monthly payments of interest only until November 2013.
(c) Interest rate is the greater of 5.25% or LIBOR plus 4.25%. The loan requires monthly payments of principal and interest, however net cashflows from the property will be used to reduce the principal balance on a quarterly basis.
(d) Interest rate is the greater of 5.50% or LIBOR plus 4.00%. The loan requires monthly payments of interest only.
(e) Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.
(f) During April 2011 the Company negotiated a term sheet that will extend the maturity date through September 14, 2011, with the option to extend the maturity date an additional six months to March 14, 2012 subject to the satisfaction of certain conditions.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Core Malls (2)
Mall Anchors	95.7%	95.7%	94.4%	93.9%	93.8%
Mall Non-Anchor	91.5%	92.8%	90.9%	90.5%	90.5%
Total Occupancy	94.1%	94.6%	93.2%	92.7%	92.6%

Mall Portfolio - excluding Joint Ventures (3)
Mall Anchors	94.6%	94.6%	92.7%	92.6%	92.5%
Mall Non-Anchor	90.8%	92.0%	90.9%	90.3%	90.2%
Total Occupancy	93.2%	93.6%	92.0%	91.8%	91.7%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Includes the Company's joint venture malls.
(3) Excludes mall properties that are held in joint ventures as of March 31, 2011.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and rollover lease activity by type for the three months ended March 31, 2011:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	82,823	20,050	102,873	$6.02	$24.28	$13.87
Mall Non-Anchor	99,654	192,393	292,047	$19.90	$25.25	$23.28

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three months ended March 31, 2011, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended March 31, 2011
Mall Anchors	-	20,050	20,050	$-	$-	$24.28	$23.00	$24.28	$23.00	6%
Mall Non-Anchor	30,038	146,927	176,965	$23.69	$17.87	$25.20	$24.86	$24.95	$23.67	5%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of March 31, 2011

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) March 2011	Avg. Mall Store Sales PSF (1) March 2010	Total Mall Occupancy 3/31/2011	Total Mall Occupancy 3/31/2010	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,295,914
Lloyd Center (JV)	Portland, OR	23	1,475,728
Mall at Fairfield Commons	Dayton, OH	61	1,138,752
Mall at Johnson City	Johnson City, TN	>100	569,016
Pearlridge Center (JV)	Honolulu, HI	55	1,146,349
Polaris Fashion Place	Columbus, OH	32	1,569,497
Scottsdale Quarter (3)	Scottsdale, AZ	12	292,828
Weberstown Mall	Stockton, CA	78	857,755
Westshore Plaza (JV)	Tampa, FL	19	1,072,101
			9,417,940	$463	$417	98.1%	97.2%	60%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) March 2011	Avg. Mall Store Sales PSF (1) March 2010	Total Mall Occupancy 3/31/2011	Total Mall Occupancy 3/31/2010	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	422,941
Colonial Park Mall	Harrisburg, PA	96	740,914
Dayton Mall	Dayton, OH	61	1,417,119
Eastland Mall	Columbus, OH	32	999,149
Grand Central Mall	Parkersburg, WV	>100	846,021
Indian Mound Mall	Columbus, OH	32	557,247
Merritt Square Mall	Merritt Island, FL	27	807,937
Morgantown Mall	Morgantown, WV	>100	557,740
New Towne Mall	New Philadelphia, OH	>100	512,326
Northtown Mall	Minneapolis, MN	16	701,419
Puente Hills Mall (JV)	City of Industry, CA	2	1,099,449
River Valley Mall	Columbus, OH	32	586,865
Supermall of the Great NW	Seattle, WA	15	933,145
Tulsa Promenade (JV)	Tulsa, OK	53	926,606
			11,108,878	$288	$277	90.7%	89.3%	40%

TOTAL MALL ASSETS			20,526,818	$376	$342	94.1%	92.6%

TOTAL MALL ASSETS EXCLUDING JOINT VENTURE (JV) MALLS			14,806,585	$380	$351	93.2%	91.7%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the three months ended March 31, 2011.
(3) GLA disclosed and used in portfolio occupancy calculations includes only the tenants that are open as of March 31, 2011.

SUMMARY OF SIGNIFICANT TENANTS
As of March 31, 2011

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	28	388,320	$5,799,698	2.6%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	43	201,688	4,941,125	2.2%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	43	177,547	4,481,290	2.0%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	35	65,040	4,360,362	1.9%
AMC Entertainment, Inc.		2	148,344	4,189,000	1.9%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Guitar Center, Gymboree, Janie & Jack, Crazy 8	18	427,873	4,132,561	1.8%
Forever 21, Inc.		9	190,634	3,900,617	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	23	2,685,330	3,683,642	1.6%
Bon-Ton Department Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.6%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.5%
Genesco, Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	48	74,136	3,126,812	1.4%
American Eagle Outfitters, Inc.	aerie, American Eagle	17	103,346	2,767,330	1.2%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	35	85,534	2,631,499	1.2%
Zale Corp.	Gordon's Jewelers, Piercing Pagoda, Silver & Gold Connection, Zales Jewelers	30	30,513	2,430,625	1.1%
Saks, Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.0%
Finish Line, Inc.	Finish Line, Man Alive	19	104,217	2,314,176	1.0%

Total tenants representing > 1.0%		382	7,919,554	$58,013,896	25.7%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of March 31, 2011

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	43	201,688	$4,941,125	2.3%
Foot Locker, Inc.	43	177,547	$4,481,290	2.1%
Signet Jewelers, Ltd.	34	59,260	$4,263,773	2.0%
Gap, Inc.	23	271,568	$3,921,944	1.8%
Genesco, Inc.	48	74,136	$3,126,812	1.4%
American Eagle Outfitters, Inc.	17	103,346	$2,767,330	1.3%
Luxottica Group	35	85,534	$2,631,499	1.2%
Zale Corp.	30	30,513	$2,430,625	1.1%
Finish Line, Inc.	19	104,217	$2,314,176	1.1%
Claire's Stores, Inc.	31	45,486	$2,101,547	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	18	2,498,188	$2,538,973	12.2%
Macy's, Inc.	10	1,843,944	$655,000	9.0%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	9.0%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,502,419	5.5%
Dillard's	3	522,967	$-	2.5%
Belk, Inc.	6	416,131	$1,821,852	2.0%
Bain Capital, LLC	5	390,950	$3,274,262	1.9%
Saks, Inc.	3	228,156	$2,360,100	1.1%
Boscov's Department Store, LLC	1	182,609	$-	0.9%
Dick's Sporting Goods, Inc.	3	179,000	$1,539,000	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of March 31, 2011

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Non-Anchor	Annualized
		Anchor	Non-Anchor	Total	GLA	Anchor	Non-Anchor	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2011	525	81,455	1,147,178	1,228,633	6.1%	$859,075	$25,149,860	$26,008,935	$10.55	$25.21	11.6%
2012	479	721,263	1,240,917	1,962,180	9.8%	3,741,145	25,835,860	29,577,005	$5.19	$24.69	13.1%
2013	323	850,197	853,175	1,703,372	8.5%	2,466,077	19,612,212	22,078,289	$2.90	$28.22	9.8%
2014	242	1,110,900	617,736	1,728,636	8.6%	7,528,225	16,491,468	24,019,693	$6.78	$31.33	10.7%
2015	211	1,476,254	676,054	2,152,308	10.7%	9,764,698	16,973,155	26,737,853	$7.36	$27.48	11.9%
Thereafter	755	8,392,495	2,895,638	11,288,133	56.3%	30,896,881	65,700,736	96,597,617	$7.97	$25.95	42.9%
	2,535	12,632,564	7,430,698	20,063,262	100.0%	$55,256,101	$169,763,291	$225,019,392	$6.94	$26.46	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended March 31, 2011			Three months ended March 31, 2010

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2011	Share	Total	2010	Share	Total

Development projects	$7,433	$-	$7,433	$4,691	$-	$4,691

Redevelopment projects	$25	$22	$47	$822	$-	$822

Renovation with no incremental GLA	$82	$1	$83	$179	$-	$179

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,144	$64	$1,208	$295	$250	$545
Non-anchor stores	2,426	233	2,659	1,543	16	1,559
Operational capital expenditures	1,040	325	1,365	777	41	818
Total Property Capital Expenditures	$4,610	$622	$5,232	$2,615	$307	$2,922

Scottsdale Quarter Update
(dollars in thousands)

Project	Total Project Costs (1)		Project Costs Incurred thru 3/31/2011 (1)	Stabilized Yield

Scottsdale Quarter:
Scottsdale, Arizona
Development of new retail/office
600,000 square feet lifestyle center
	Range
Phase I / II	Low	High
Hard Costs	$229,000	$234,000	$221,200
Land Purchase	96,000	96,000	96,000
Noncontrolling Partner Interest	(10,000)	(10,000)	(10,000)
	$315,000	$320,000	$307,200	6.5% - 7.0%

Phase III
Retail and Land	$50,000	$60,000	$25,450
Sale of Land Parcels	(25,000)	(20,000)	-
	$25,000	$40,000	$25,450	14.0% - 15.05

Total Net Costs	$340,000	$360,000	$332,650	7.5% - 8.0%

(1) Project costs include items such as construction and design costs, tenant improvements, third party leasing commissions, ground lease payments prior to land purchase in September 2010 and the cost of the land.
Costs that are excluded are the allocation of internal costs such as labor, development fees, interest and taxes.

Note: Estimated yield of project is subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

Project Leasing Update:
Phase I/II square footage is approximately 88% addressed for both retail and office. The leases that are addressed include signed leases, letters of intent and leases out for signature.